UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) July 1, 2010

                           Moller International, Inc.
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             (Exact name of registrant as specified in its chapter)

             CALIFORNIA             000-33173          68-0006075
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   (State or other jurisdiction    (Commission        (IRS Employer
         of incorporation          File Number)     Identification No.)


    1222 RESEARCH PARK DRIVE, DAVIS CA             95618-4849
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 (Address of principal executive offices)          (Zip Code)



                        Telephone Number: (530) 756-5086
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         (Former name or former address, if changed since last report)


ITEM 1.02     Termination of a Material Definitive Agreement

On 30 June 2010 Moller International received notification from Milk Farm Associates, a California limited partnership of which Moller International CEO Dr. Paul Moller is General Partner, that it was voluntarily canceling a $2,305,609.62 debt owed it by Moller International. The canceled amount is the total of principal and interest owed to Milk Farm Associates by Moller International as of 30 June 2010. In the notification, Milk Farm Associates released Moller International from any further obligation or liability to repay the debt. Consideration to Milk Farm Associates was provided personally by Dr. Moller.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Moller International has duly caused this report to be signed on its behalf by the undersigned.



/s/ Paul S. Moller, President
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   (Registrant)

Date: July 1, 2010
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